Exhibit 99.1

Corporate Headquarters

100 Motor Parkway, Suite 160

Hauppauge, NY 11788-5138

Direct Dial: 631-360-9304

Direct Fax: 631-360-9380

PRESS RELEASE

Release Date: July 13, 2006

Contact:	Ms. Judith Barber	News Contact:	Peter Hamilton
	Corporate Secretary		Rubenstein Associates
(work) 212-843-8015
(home) 631-928-8437
(cell) 516-375-6434

U.S. BANKER MAGAZINE RANKS SMITHTOWN BANCORP AS

FOURTH IN ROSTER OF TOP 200 COMMUNITY BANKS IN

NATION

Smithtown, NY, July 13, 2006 - Smithtown Bancorp and its subsidiary Bank of Smithtown have been recognized as ranking fourth out of the top 200 community banks in the nation, according to U.S. Banker’s annual performance ranking of the top 200 publicly traded community banks.

“Who says small can’t be powerful?” the publication asked in its July issue. “Tiny packages can pack a huge wallop.”

Smithtown Bancorp was recognized for total assets of $878,282,000 and a three-year return on equity (ROE) of 23.20%. U.S. Banker’s rankings were based upon three-year average ROE.

Smithtown Bancorp’s Chairman and CEO Bradley E. Rock, said: “We are honored by our inclusion on U.S. Banker’s prestigious roster. But the real honor falls upon Bank of Smithtown’s people, whose commitment to being personally dedicated to our customers and our communities is directly responsible for the bank’s high level of achievement.”

Earlier, Smithtown Bancorp on June 30th joined the Russell 2000 Index of mid-cap and small-cap stocks traded on the U.S. stock exchanges. Since April 2004, Smithtown Bancorp shares have been traded on NASDAQ under the symbol (NASDAQ: SMTB).

Smithtown Bancorp was previously added to the Russell 2000 Index in June 2004. In June 2005, the company moved off the Russell 2000 Index to the Russell micro-cap Index.

Smithtown Bancorp has been a high-performing company for many years. Over the past decade, the company has enjoyed an average growth in earnings per share of more than 27% per year. The average return on shareholder equity has been 23% per year. During this period, the company’s stock has split five times and the value of the company’s shares has increased at a compounded annual growth rate of more than 33% per year.

Forward-Looking Statements

This release and other written materials and statements management may make, may contain forward-looking statements regarding the Company’s prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are sometimes identified by use of the words “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. The Company’s ability to predict results or the actual effects of its plans and strategies is inherently uncertain. Accordingly actual results may differ materially from anticipated results.

Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, a change in economic conditions; changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; other risk factors disclosed in the Company’s reports filed with the Securities and Exchange Commission; and other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting the Company’s operations, pricing and services.

Investors are cautioned not to place undue reliance on forward-looking statements as a prediction of actual results. Except as required by applicable law or regulation, the Company undertakes no obligation to republish or revise forward-looking statements to reflect events or circumstances after the date the statements were made or to reflect the occurrences of unanticipated results. Investors are advised, however, to consult any further disclosures the Company makes on related subjects in our reports to the Securities and Exchange Commission.